Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:
Mary Ellen Keating
Corporate Communications
Barnes & Noble, Inc.
(212) 633-3323
mkeating@bn.com

BARNES & NOBLE DETECTS TAMPERING WITH PIN PAD DEVICES AT STORES

October 24, 2012; New York – Barnes & Noble has detected tampering with PIN pad devices used in 63 of its stores. Upon detecting evidence of tampering, which was limited to one compromised PIN pad in each of the affected stores, Barnes & Noble discontinued use of all PIN pads in its nearly 700 stores nationwide. The company also notified federal law enforcement authorities, and has been supporting a federal government investigation into the matter.
Barnes & Noble has completed an internal investigation that involved the inspection and validation of every PIN pad in every store.  The tampering, which affected fewer than 1% of pin pads in Barnes & Noble stores, was a sophisticated criminal effort to steal credit card information, debit card information, and debit card PIN numbers from customers who swiped their cards through PIN pads when they made purchases.  This situation involved only purchases in which a customer swiped a credit or debit card in a store using one of the compromised PIN pads.
The company emphasized that its customer database is secure. Purchases on Barnes & Noble.com, NOOK and NOOK mobile apps were not affected. The member database was also not affected. None of the affected PIN pads was discovered at Barnes & Noble College Bookstores.
Barnes & Noble is continuing to assist federal law enforcement authorities in this matter. In addition, the company is working with banks, payment card brands and issuers to identify accounts that may have been compromised, so banks and issuers can employ enhanced fraud security measures on potentially impacted accounts.

The criminals planted bugs in the tampered pin pad devices, allowing for the capture of credit card and pin numbers.  Barnes & Noble disconnected all pin pads from its stores nationwide by close of business September 14, and customers can securely shop with credit cards through the company’s cash registers.  Barnes & Noble said it is committed to providing customers with a safe shopping environment.
Tampered pin pads were discovered from stores in the following states: CA, CT, FL, NJ, NY, IL, MA, PA, RI. A complete list of specific stores follows.

Store Address	City	State	Zip
4735 Commons Way	Calabasas	CA	91302
2470 Tuscany Street Suite 101	Corona	CA	92881
2015 Birch Road Suite 700	Chula Vista	CA	91915
313 Corte Madera Town Center	Corte Madera	CA	94925
5604 Bay Street	Emeryville	CA	94608
810 West Valley Parkway	Escondido	CA	92025
1315 E. Gladstone Street	Glendora	CA	91740
5183 Montclair Plaza Lane	Montclair	CA	91763
894 Marsh St Bldg G	San Luis Obispo	CA	93401
2615 Vista Way	Oceanside	CA	92054
72-840 Highway 111 Suite 425	Palm Desert	CA	92260
27460 West Lugonia Ave	Redlands	CA	92374
1150 El Camino Real Space 277	San Bruno	CA	94066
10775 Westview Parkway	San Diego	CA	92126
3600 Stevens Creek Blvd	San Jose	CA	95117
11 West Hillsdale Blvd.	San Mateo	CA	94403
9938 Mission Gorge Road	Santee	CA	92071
40570 Winchester Rd	Temecula	CA	92591
4820 Telephone Road	Ventura	CA	93003
1149 S. Main St.	Walnut Creek	CA	94596
470 Universal Drive North	North Haven	CT	06473
100 Greyrock Place Suite H009	Stamford	CT	06901
60 Isham Road	W. Hartford	CT	06107
18711 NE Biscayne Blvd	Aventura	FL	33180

333 N. Congress Avenue	Boynton Beach	FL	33436
152 Miracle Mile	Coral Gables	FL	33134
1900 W International Spdway	Daytona Beach	FL	32114
2051 N. Federal Highway	Fort Lauderdale	FL	33305
12405 N Kendall Drive	Miami	FL	33186
11380 Legacy Ave	Palm Beach Gardens	FL	33410
14572 SW 5th St Suite 10140	Pembroke Pines	FL	33027
11820 Pines Blvd	Pembroke Pines	FL	33026
5701 Sunset Drive Suite 196	S. Miami	FL	33143
700 Rosemary Ave Unit #104	West Palm Beach	FL	33401
1441 West Webster Avenue	Chicago	IL	60614
1130 North State Street	Chicago	IL	60610
5380 Route 14	Crystal Lake	IL	60014
20600 North Rand Road	Deer Park	IL	60010
728 North Waukegan Road	Deerfield	IL	60015
1630 Sherman Avenue	Evanston	IL	60201
1468 Springhill Mall Blvd	W. Dundee	IL	60118
170 Boylston Street	Chestnut Hill	MA	02467
96 Derby Street Suite 300	Hingham	MA	02043
82 Providence Highway	East Walpole	MA	2032
395 Route 3 East	Clifton	NJ	07014
55 Parsonage Road	Edison	NJ	08837
2134 State Highway 35	Holmdel	NJ	07733
4831 US Hwy 9	Howell	NJ	07731
23-80 Bell Blvd.	Bayside	NY	11360
176-60 Union Turnpike	Fresh Meadows	NY	11366
1542 Northern Blvd	Manhasset	NY	11030
160 E 54th Street (Citicorp)	New York	NY	10022
2289 Broadway	New York	NY	10024
33 East 17th Street (Union Square)	New York	NY	10003
555 Fifth Ave	New York	NY	10017
2245 Richmond Avenue	Staten Island	NY	10314
230 Main St	White Plains	NY	10601
97 Warren Street	New York	NY	10007
100 West Bridge Street	Homestead	PA	15120
800 Settlers Ridge Center Drive	Pittsburgh	PA	15205
1311 West Main Road	Middleton	RI	02842
371 Putnam Pike Suite 330	Smithfield	RI	02917
1350-B Bald Hill Rd	Warwick	RI	02886

As a precaution, customers and employees who have swiped their cards at any of the Barnes & Noble stores with affected PIN pads should take the following steps:

Debit Card Users:

●	Change the PIN numbers on their debit cards

●	Review their accounts for unauthorized transactions

●	Notify their banks immediately if they discover any unauthorized purchases or withdrawals

Credit Card Users:

●	Review their statements for any unauthorized transactions

●	Notify their card-issuing banks if they discover any unauthorized purchases or cash advances

For additional information and updates, visit the Barnes & Noble website at www.barnesandnobleinc.com. Customers may also call 1-888-471-7809, between the hours 8:00 AM and 8:00 PM Eastern Standard Time, with questions.

#  #  #